Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

Exhibit 99.2
	6/11 QTR		9/11 QTR		12/11 QTR

Loan Loss Reserve - Total	$161,098		$157,160		$154,540
General	114,158		115,248		114,552
Specific	46,940		41,912		39,988
Allowance as a % of Gross Loans	1.92%		1.89%		1.88%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,536,983	11.82%	1,543,437	11.82%	1,549,769	11.68%
Core	1,536,983	11.82	1,543,437	11.82	1,549,769	11.68
Risk Based	1,619,301	24.26	1,624,817	24.68	1,633,168	24.28

	6/11 QTR	6/11 YTD	9/11 QTR	9/11 YTD	12/11 QTR
Loan Originations - Total	$353,668	$988,560	$319,030	$1,307,590	$285,763
Single-Family Residential	163,910	437,474	120,428	557,902	121,430
Construction - Speculative	32,158	89,532	36,510	126,042	31,389
Construction - Custom	84,273	206,909	82,204	289,113	51,420
Land - Acquisition & Development	3,439	12,596	2,361	14,957	1,994
Land - Consumer Lot Loans	3,285	7,992	1,976	9,968	1,452
Multi-Family	31,579	107,611	15,007	122,618	38,431
Commercial Real Estate	5,908	12,192	5,928	18,120	22,215
Commercial & Industrial	22,650	89,805	45,135	134,940	8,239
HELOC	6,466	24,230	9,481	33,711	9,193
Consumer	—	219	—	219	—

1 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

	6/11 QTR	6/11 YTD	9/11 QTR	9/11 YTD	12/11 QTR
Loan Servicing Fee Income	$1,684	$5,288	$1,923	$7,211	$1,774
Other Fee Income	893	2,515	956	3,471	1,170
Total Fee Income	2,577	7,803	2,879	10,682	2,944

	6/11 QTR	6/11 YTD	9/11 QTR	9/11 YTD	12/11 QTR
Operating Expenses/Average Assets	1.02%	1.02%	1.02%	1.01%	1.01%
Efficiency Ratio	30.95	31.27	31.39	31.30	31.71
Amortization of Intangibles	$355	$1,102	$345	$1,447	$380

Repayments	6/11 QTR	6/11 YTD	9/11 QTR	9/11 YTD	12/11 QTR
Loans	$330,981	$1,423,115	$399,013	$1,822,128	$525,313
MBS	110,993	491,868	156,512	648,380	335,274

EOP Numbers	6/11 QTR		9/11 QTR		12/11 QTR
Shares Issued and Outstanding	110,438,317		108,976,410		107,460,435

Share repurchase information	6/11 QTR	6/11 YTD	9/11 QTR	9/11 YTD	12/11 QTR
Remaining shares auth. for repurchase	10,583,514	10,583,514	9,083,514	9,083,514	7,533,514
Shares repurchased	1,654,800	2,304,800	1,500,000	3,804,800	1,550,000
Average share repurchase price	$15.72	$15.87	$15.37	$15.68	$13.11

2 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

Tangible Common Book Value	6/11 QTR	9/11 QTR	12/11 QTR
$ Amount	$1,603,706	$1,650,262	$1,653,435
Per Share	14.52	15.14	15.39

# of Employees	1,215	1,221	1,241
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	6/11 QTR	9/11 QTR	12/11 QTR
Available-for-sale:
Agency MBS	$2,817,485	$3,011,090	$3,343,771
Other	308,925	244,054	204,305
	$3,126,410	$3,255,144	$3,548,076
Held-to-maturity:
Agency MBS	$47,553	$45,086	$41,431
Other	1,950	1,950	795
	$49,503	$47,036	$42,226

3 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

	AS OF 6/30/11		AS OF 9/30/11		AS OF 12/31/11
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,281,072	74.9%	$6,218,878	74.9%	$6,082,490	74.1%
Construction - Speculative	143,964	1.7%	140,459	1.7%	130,120	1.6%
Construction - Custom	270,894	3.2%	279,851	3.4%	271,227	3.3%
Land - Acquisition & Development	230,901	2.8%	200,692	2.4%	175,965	2.1%
Land - Consumer Lot Loans	169,714	2.0%	163,146	2.0%	154,874	1.9%
Multi-Family	717,107	8.6%	700,673	8.4%	689,149	8.4%
Commercial Real Estate	303,023	3.6%	303,442	3.7%	415,394	5.1%
Commercial & Industrial	82,091	1.0%	109,332	1.3%	93,792	1.1%
HELOC	114,676	1.4%	115,092	1.4%	132,089	1.6%
Consumer	73,061	0.9%	67,509	0.8%	63,243	0.8%
	$8,386,503	100%	$8,299,074	100%	$8,208,343	100%
Less:
ALL	161,099		157,160		154,540
Loans in Process	164,747		170,229		159,437
Deferred Net Origination Fees	37,047		35,808		84,291
	362,893		363,197		398,268
	$8,023,610		$7,935,877		$7,810,075

	AS OF 6/30/11		AS OF 9/30/11		AS OF 12/31/11
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,177,329	77.1%	$6,107,499	77.0%	$5,968,821	76.4%
Construction - Speculative	92,160	1.1%	101,005	1.3%	88,341	1.1%
Construction - Custom	145,552	1.8%	145,934	1.8%	159,091	2.0%
Land - Acquisition & Development	185,592	2.3%	160,028	2.0%	138,749	1.8%
Land - Consumer Lot Loans	163,151	2.0%	156,922	2.0%	145,923	1.9%
Multi-Family	705,777	8.8%	688,694	8.7%	665,649	8.5%
Commercial Real Estate	296,452	3.7%	294,667	3.7%	396,342	5.1%
Commercial & Industrial	76,652	1.0%	103,425	1.3%	62,592	0.8%
HELOC	113,021	1.4%	113,456	1.4%	124,280	1.6%
Consumer	67,924	0.8%	64,247	0.8%	60,287	0.8%
	$8,023,610	100%	$7,935,877	100%	$7,810,075	100%

* Excludes covered loans

4 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

	AS OF 6/30/11			AS OF 9/30/11			AS OF 12/31/11
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,264,738	48.9%	64	$4,261,208	49.1%	64	$4,265,429	48.1%	64
ID	594,854	6.8%	16	590,595	6.8%	16	583,244	6.6%	16
OR	1,378,798	15.8%	28	1,374,167	15.9%	28	1,343,553	15.1%	28
UT	345,402	4.0%	10	344,655	4.0%	10	340,278	3.8%	10
NV	219,850	2.5%	4	214,057	2.5%	4	204,034	2.3%	4
TX	127,170	1.5%	6	128,361	1.5%	6	125,592	1.4%	6
AZ	1,306,416	15.0%	21	1,283,853	14.8%	21	1,330,322	15.0%	22
NM	476,462	5.5%	11	469,007	5.4%	11	683,223	7.7%	16
Total	$8,713,690	100.0%	160	$8,665,903	100.0%	160	$8,875,675	100.0%	166

	6/11 QTR			9/11 QTR			12/11 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$221,656	2.5%		$235,146	2.7%		$266,073	3.0%
NOW (interest)	512,457	5.9		543,907	6.3		584,517	6.6
Savings (passbook/stmt)	246,260	2.8		255,396	2.9		273,823	3.1
Money Market	1,637,812	18.8		1,627,738	18.8		1,725,804	19.4
CD's	6,095,505	70.0		6,003,716	69.3		6,025,458	67.9
Total	$8,713,690	100.0%		$8,665,903	100.0%		$8,875,675	100.0%

Deposits greater than $250,000 - EOP	$906,300			$921,462			$1,001,418

Brokered Deposits	$—			$—			$—

5 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

	6/11 QTR		9/11 QTR		12/11 QTR
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	129,798	55.8%	126,624	60.3%	121,218	65.3%
Construction - Speculative	24,539	10.5	15,383	7.3	9,076	4.9
Construction - Custom	—	—	635	0.3	635	0.3
Land - Acquisition & Development	51,100	22.0	37,339	17.7	35,149	18.9
Land - Consumer Lot Loans	6,148	2.6	8,843	4.2	6,851	3.7
Multi-Family	7,850	3.4	7,664	3.6	7,028	3.8
Commercial Real Estate	12,186	5.2	11,380	5.4	4,774	2.6
Commercial & Industrial	257	0.1	1,679	0.8	8	—
HELOC	590	0.3	481	0.2	611	0.3
Consumer	284	0.1	437	0.2	433	0.2
Total non-accrual loans	232,752	100.0%	210,465	100.0%	185,783	100.0%
Total REO	132,006		129,175		126,432
Total REHI	29,921		30,654		31,450
Total non-performing assets	$394,679		$370,294		$343,665

Total non-performing assets as a
% of total assets	2.96%		2.76%		2.52%

6 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

	6/11 QTR		9/11 QTR		12/11 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$283,445	78.0%	$309,372	82.0%	$322,669	80.3%
Construction - Speculative	14,922	4.1	15,481	4.1	18,782	4.7
Construction - Custom	—	—	—	—	1,196	0.3
Land - Acquisition & Development	32,505	8.9	18,033	4.8	23,299	5.8
Land - Consumer Lot Loans	10,493	2.9	13,124	3.5	14,411	3.6
Multi-Family	19,914	5.5	19,046	5.0	18,635	4.6
Commercial Real Estate	1,449	0.4	1,435	0.4	1,729	0.4
Commercial & Industrial	857	0.2	828	0.2	804	0.2
HELOC	78	—	177	—	263	0.1
Consumer	—	—	—	—	—	—
Total restructured loans (2)	363,663	100.0%	377,496	100.0%	401,788	100.0%

(2) Restructured loans were as follows:
Performing	$297,423	81.8%	$320,018	84.8%	$361,551	90.0%
Non-accrual *	66,240	18.2	57,478	15.2	40,237	10.0
* Included in "Total non-accrual loans" above	$363,663	100.0%	$377,496	100.0%	$401,788	100.0%

7 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

	6/11 QTR		9/11 QTR		12/11 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$8,018	0.51%	$13,897	0.89%	$11,329	0.75%
Construction - Speculative	169	0.47	(263)	(0.75)	440	1.35
Construction - Custom	80	0.12	—	—	—	—
Land - Acquisition & Development	11,869	20.56	3,043	6.07	2,131	4.84
Land - Consumer Lot Loans	1,169	2.76	801	1.96	671	1.73
Multi-Family	1,100	0.61	175	0.10	1,079	0.63
Commercial Real Estate	22	0.03	245	0.32	—	—
Commercial & Industrial	119	0.58	103	0.38	(2,191)	(9.34)
HELOC	386	1.35	95	0.33	(52)	(0.16)
Consumer	588	3.22	443	2.62	422	2.67
Total net charge-offs	$23,520	1.12%	$18,539	0.89%	$13,829	0.67%
** Annualized Net Charge-offs divided by Gross Balance

	6/11 QTR		9/11 QTR		12/11 QTR
SOP 03-3
Accretable Yield	$18,682		$37,072		$31,721
Non-Accretable Yield	214,920		190,895		190,895
Total Contractual Payments	$233,602		$227,967		$222,616

Interest Rate Risk
One Year GAP	(19.1)%		(16.5)%		(18.1)%
NPV post 200 bps shock*	9.92%		11.04%		10.87%
Change in NII after 200 bps shock*	(7.40)%		(3.30)%		(3.40)%
* Assumes no balance sheet management
	6/11 QTR		9/11 QTR		12/11 QTR
CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,024,732	1.29%	$1,531.968	1.37%	$1,126,426	1.20%
From 4 to 6 months	1,512,394	1.39	1,053,840	1.26	1,193,610	0.88
From 7 to 9 months	768,384	1.58	673,707	1.22	725,357	1.17
From 10 to 12 months	675,834	1.22	677,778	1.21	1,071,946	1.33

8 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
($ in Thousands)

Historical CPR Rates ***
	WAFED	WAFED
Quarter Ended	SFR Mortgages	GSE MBS
3/31/2010	11.60%	44.30%
6/30/2010	11.80	31.10
9/30/2010	20.20	29.80
12/31/2010	24.30	33.90
3/31/2011	13.00	18.00
6/30/2011	9.40	13.80
9/30/2011	14.00	21.90
12/31/2011	19.60	30.00

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and is not required to follow GSE servicing rules/regulations.

9 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

December 31, 2011
Single-Family Residential	32,704	186	$6,080,965	248	113	544	905	2.77%	$192,588	3.17%
Construction - Speculative	524	200	104,654	11	1	15	27	5.18	6,152	5.88
Construction - Custom	678	237	160,717	1	—	1	2	0.29	1,160	0.72
Land - Acquisition & Development	224	758	169,752	2	1	21	24	11.32	26,573	15.65
Land - Consumer Lot Loans	1,633	95	154,874	10	9	50	69	4.23	9,268	5.98
Multi-Family	1,131	597	675,772	3	1	7	11	0.98	8,670	1.28
Commercial Real Estate	752	550	413,343	5	—	7	12	2.23	4,583	1.11
Commercial & Industrial	487	192	93,498	2	—	3	5	1.24	50	0.05
HELOC	1,924	69	132,089	2	2	6	10	0.55	814	0.62
Consumer	11,479	6	63,243	204	109	94	407	3.55	2,257	3.57
	51,536		8,048,907	488	236	748	1,472	2.88%	252,115	3.13%

September 30, 2011
Single-Family Residential	33,288	187	$6,217,670	253	99	544	896	2.69%	$202,207	3.25%
Construction - Speculative	557	207	115,409	2	—	34	36	6.46	8,566	7.42
Construction - Custom	685	216	147,764	—	—	1	1	0.15	635	0.43
Land - Acquisition & Development	233	831	193,613	2	—	27	29	12.45	34,256	17.69
Land - Consumer Lot Loans	1,699	96	163,146	14	11	68	93	5.47	11,297	6.92
Multi-Family	1,163	601	699,340	—	2	6	8	0.69	8,575	1.23
Commercial Real Estate	544	552	300,307	4	—	8	12	2.21	8,292	2.76
Commercial & Industrial	428	255	108,995	1	1	2	4	0.93	2,287	2.10
HELOC	1,817	63	115,092	4	1	6	11	0.61	1,033	0.90
Consumer	12,060	6	67,509	194	94	80	368	3.05	2,075	3.07
	52,474		8,128,845	474	208	776	1,458	2.78%	279,223	3.43%

June 30, 2010
Single-Family Residential	33,727	186	$6,279,633	232	157	515	904	2.68%	$215,645	3.43%
Construction - Speculative	576	200	115,271	6	6	41	53	9.20	13,474	11.69
Construction - Custom	652	226	147,339	1	—	—	1	0.15	635	0.43
Land - Acquisition & Development	283	784	221,967	3	21	41	65	22.97	39,055	17.59
Land - Consumer Lot Loans	1,741	97	169,714	16	9	51	76	4.37	8,508	5.01
Multi-Family	1,190	602	715,875	1	5	5	11	0.92	9,945	1.39
Commercial Real Estate	561	539	302,142	6	4	9	19	3.39	10,450	3.46
Commercial & Industrial	439	187	82,078	4	2	3	9	2.05	294	0.36
HELOC	1,817	63	114,676	5	3	7	15	0.83	1,073	0.94
Consumer	12,804	6	73,061	210	94	66	370	2.89	2,127	2.91
	53,790		8,221,756	484	301	738	1,523	2.83%	301,206	3.66%

10 of 11

Washington Federal, Inc.
Fact Sheet
December 31, 2011
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	June 30, 2011			September 30, 2011			December 31, 2011
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,488,518	$127,736	6.04%	$8,476,006	$127,943	5.99%	$8,370,466	$127,480	6.06%
Mortgage-backed securities	2,765,274	30,529	4.43	2,783,572	27,822	3.97	3,146,219	26,296	3.33
Cash & Investments	944,478	3,264	1.39	1,029,802	3,208	1.24	1,014,559	2,151	0.84
FHLB stock	151,752	2	0.01	151,753	2	0.01	151,944	—	—

Total interest-earning assets	12,350,022	161,531	5.25%	12,441,133	158,975	5.07%	12,683,188	155,927	4.89%
Other assets	993,589			966,680			898,176

Total assets	$13,343,611			$13,407,813			$13,581,364

Liabilities and Equity
Customer accounts	8,756,538	27,581	1.26%	8,708,928	26,070	1.19%	8,826,157	23,949	1.08%
FHLB advances	1,863,181	20,371	4.39	1,940,573	20,858	4.26	1,961,261	20,735	4.21
Other borrowings	800,000	7,447	3.73	800,000	7,529	3.73	800,000	7,528	3.74

Total interest-bearing liabilities	11,419,719	55,399	1.95%	11,449,501	54,457	1.89%	11,587,418	52,212	1.79%
Other liabilities	83,229			86,422			90,416

Total liabilities	11,502,948			11,535,923			11,677,834
Stockholders’ equity	1,840,663			1,871,890			1,903,530

Total liabilities and equity	$13,343,611			$13,407,813			$13,581,364

Net interest income		$106,132			$104,518			$103,715

Net interest margin (1)			3.44%			3.36%			3.27%

(1)	Annualized net interest income divided by average interest-earning assets.

11 of 11